Exhibit 10.4

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Agreement is made effective as of ____________ by and between Grassmere Acquisition Corporation, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”).

WHEREAS, the Company’s registration statement on Form S-1, No. 333-173930 (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase the Company’s Common Stock (the “Warrants”) (such initial public offering hereinafter referred to as the “Offering”), has been declared effective as of the date hereof (the “Effective Date”) by the Securities and Exchange Commission; and

WHEREAS, the Company has entered into an Underwriting Agreement with Lazard Capital Markets LLC as representative of the several underwriters (the “Underwriters”) named therein (the “Underwriting Agreement”); and

WHEREAS, as described in the Registration Statement, $75,000,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) (or $86,250,000 if the Underwriters’ over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Company’s Common Stock included in the Units issued in the Offering as hereinafter provided (the amount to be delivered to the Trustee will be referred to hereinafter as the “Property,” the stockholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Stockholders,” and the Public Stockholders and the Company will be referred to together as the “Beneficiaries”); and

WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property.

NOW THEREFORE, IT IS AGREED:

1.           Agreements and Covenants of Trustee.  The Trustee hereby agrees and covenants to:

(a)           Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account at JPMorgan Chase Bank, N.A. and at a brokerage institution selected by the Trustee that is satisfactory to the Company;

(b)           Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c)           In a timely manner, upon the written instruction of the Company invest and reinvest the Property in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 180 days or less, or in money market funds meeting the conditions of paragraphs (c)(2), (c)(3), (c)(4) and (c)(5) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, as determined by the Company; it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder;

(d)           Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e)           Promptly notify the Company and Lazard Capital Markets LLC of all communications received by the Trustee with respect to any Property requiring action by the Company;

(f)           Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;

(g)           Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(h)           Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;

(i)           Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein (in the case of a liquidation pursuant to a Termination Letter in the form of Exhibit B, less up to $100,000 of all interest arising from the Property that may be released to the Company to pay dissolution expenses) or (y) __________1, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account distributed to the Public Stockholders of record as of such date (less up to $100,000 of all interest arising from the Property that may be released to the Company to pay dissolution expenses);

1 Insert date that is 24 months from the date of this Prospectus.

(j)           Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), withdraw interest income earned on the Property from the Trust Account and distribute to the Company the amount requested by the Company to cover any franchise or income tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the Property, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution; provided further that if the tax to be paid is a franchise tax, the written request by the Company to make such distribution shall be accompanied by a copy of the franchise tax bill from the State of Delaware for the Company and a written statement from the principal financial officer of the Company setting forth the actual amount payable.  The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;

(k)           Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (an “Interest Withdrawal Instruction”), distribute to the Company the amount requested by the Company to be used for working capital requirements; provided, however, that the aggregate amount of all such distributions pursuant to this Section 1(k) shall not exceed $1,250,000 in interest income (net of franchise and income taxes payable);

(l)           Upon written request from the Company, which may be given in a form substantially similar to that attached hereto as Exhibit E (a “Special Redemption Withdrawal Instruction”), distribute to the Company the amount requested by the Company to be used to redeem shares of Common Stock sold as part of the Units in the Offering (“Public Shares”) upon approval by the Company’s stockholders of any amendment to the Company’s Amended and Restated Certificate of Incorporation (and corresponding provisions of this Agreement) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete a Business Combination (as defined below) within 24 months from the closing of the Offering, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest but net of franchise and income taxes payable and less any interest the Company may withdraw pursuant to Section 1(k), divided by the number of then outstanding Public Shares (such redemptions, the “Special Redemptions”); provided, however, that to the extent there is not sufficient cash in the Trust Account to make such distribution the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution;

(m)           Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit F (a “Permitted Purchase of Shares Withdrawal Instruction”), distribute to the Company the amount requested by the Company to be used to purchase up to 3,750,000 shares of the Common Stock, in the event the underwriters’ over-allotment option in the Offering is not exercised in full or up to 4,312,500 shares of the Common Stock in the event the underwriters’ over-allotment option in the Offering is exercised in full, not to exceed the per share amount then held in the Trust Account (or, if the over-allotment option is not exercised in full, but is exercised in part, the number of shares that may be purchased shall be increased above 3,750,000 proportionally in relation to the proportion of the over-allotment option which was exercised) (such purchase hereinafter referred to as the “Permitted Purchases”); provided, however, that to the extent there is not sufficient cash in the Trust Account to make such distribution the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution; and

(n)           Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j), (k), (l) or (m) above.

2.           Agreements and Covenants of the Company.  The Company hereby agrees and covenants to:

(a)           Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairman of the Board, President, Chief Executive Officer or Chief Financial Officer.  In addition, except with respect to its duties under Sections 1(i) through 1(m) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b)           Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct.  Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”).  The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld.  The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld.  The Company may participate in such action with its own counsel;

(c)           Pay the Trustee the fees set forth on Schedule A hereto, which fees shall be subject to modification by the parties from time to time.  It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company pursuant to Sections 1(j) through 1(m) hereof.  The Company shall pay the Trustee the initial acceptance fee and the first year annual fee at the consummation of the Offering.  The Trustee shall refund to the Company the annual fee (on a pro rata basis) with respect to any period after the liquidation of the Trust Account.  The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c) and as may be provided in Section 2(b) hereof;

(d)           In connection with any vote of the Company’s stockholders regarding a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”), or any amendment to this Agreement provide to the Trustee an affidavit or certificate of the inspector of elections for the stockholder meeting verifying the vote of such stockholders regarding such Business Combination or amendment;

(e)           Provide Lazard Capital Markets LLC with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same; and

(f)           Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement.

3.           Limitations of Liability.  The Trustee shall have no responsibility or liability to:

(a)           Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;

(b)           Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(c)           Refund any depreciation in principal of any Property;

(d)           Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(e)           The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct.  The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons.  The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(f)           Verify the accuracy of the information contained in the Registration Statement,

(g)           Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;

(h)           File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;

(i)           Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, income tax obligations;

(j)           Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Sections 1(i) through 1(m) hereof; or

(k)           Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein.

4.           Trust Account Waiver.  The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future.  In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.

5.           Termination.  This Agreement shall terminate as follows:

(a)           If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement.  At such time that the Company notifies the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b)           At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b).

6.           Miscellaneous.

(a)           The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account.  The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons.  Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel.  In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including, account names, account numbers, and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank.  Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.

(b)           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c)           This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof.  This Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto; provided, however, that any change, amendment or modification to any of Sections 1(i) through 1(m) shall additionally require the affirmative vote of 65% of the then outstanding Common Stock; and provided, further, that no change, amendment or modification to any of Sections 1(i) through 1(m) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete a Business Combination within 24 months from the closing of the Offering shall be effective with respect to any Public Stockholder unless such Public Stockholder was provided with the opportunity to obtain a Special Redemption of its Public Shares upon the effectiveness of such change, amendment or modification. The Trustee may require from counsel for the Company an opinion as to the propriety of any proposed amendment.

(d)           The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder.  AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(e)           Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:

if to the Trustee, to:

Continental Stock Transfer & Trust Company
17 Battery Place 8th Floor
New York, New York 10004
Attn: Steven G. Nelson, Chairman, and Frank A. DiPaolo, CFO
Fax No.:  (212) 509-5150

if to the Company, to:

Grassmere Acquisition Corporation
801 W. 47th Street Suite 400
Kansas City, Missouri 64112
Attn: Brian M. Hagenhoff
Fax No.: (816) 531-0701

in each case, with copies to:

McDermott Will & Emery LLP
340 Madison Avenue
New York, New York 10173
Attn: Joel L. Rubinstein
Fax No.: (212) 547-5444

and

Polsinelli Shughart PC
700 W. 47th Street, Suite 1000
Kansas City, Missouri 64112
Attn: Scott M. Herpich, Esq.
Fax No.: (816) 753-1536

and

Lazard Capital Markets LLC
30 Rockefeller Plaza
New York, New York, 10020
Attn: General Counsel
Fax No.: (212) 641-2671

and

Greenberg Traurig, LLP
MetLife Building
200 Park Avenue
New York, NY 10166
Attn: Allen I. Annex, Esq.
Fax No.: (212) 801-6400

(f)           Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder.  The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

(g)           Each of the Company and the Trustee hereby acknowledges and agrees that Lazard Capital Markets LLC, on behalf of the Underwriters, is a third party beneficiary of this Agreement.

(h)           Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

Grassmere Acquisition Corporation

By:
Name: Brian M. Hagenhoff
Title: Chief Financial Officer

SCHEDULE A

Fee Item	Time and method of payment	Amount
Initial acceptance fee	Initial closing of IPO by wire transfer	$3,000
Annual fee	First year, initial closing of IPO by wire transfer; thereafter on the anniversary of the effective date of the IPO by wire transfer or check	$5,000
Transaction processing fee for disbursements to Company pursuant to Sections 1 and 2.	Deduction by Trustee from accumulated income following disbursement made to Company under Section 2	$250
Paying Agent services as required pursuant to section 1(i) and 1(l).	Billed to Compoany upon delivery of service	Prevailing rates

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place 8th Floor
New York, New York 10004
Attn: Steven G. Nelson

Re:           Trust Account No.       Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Grassmere Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of _______, 2011 (“Trust Agreement”), this is to advise you that the Company has entered into an agreement with ___________ (“Target Business”) to consummate a business combination with Target Business (“Business Combination”) on or about [insert date].  The Company shall notify you at least forty-eight (48) hours in advance of the actual date of the consummation of the Business Combination (“Consummation Date”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account on [insert date], and to transfer the proceeds into the trust checking account at JP Morgan Chase Bank, N.A. to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date.  It is acknowledged and agreed that while the funds are on deposit in the trust checking account at JP Morgan Chase Bank, N.A. awaiting distribution, the Company will not earn any interest or dividends.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination is in the process of being consummated (the “Notification”) and (ii) the Company shall deliver to you a written instruction signed by the Company and Lazard Capital Markets LLC with respect to the transfer of the funds held in the Trust Account (the “Instruction Letter”).  You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter.  In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company.  Upon the distribution of all the funds, your obligations under the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice as soon thereafter as possible.

Very truly yours,

Grassmere Acquisition Corporation

By:
Name:
Title:

cc:  Lazard Capital Markets LLC

2

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place 8th Floor
New York, New York 10004
Attn: Steven G. Nelson

Re:           Trust Account No.       Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Grassmere Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of _________, 2011 (“Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (“Business Combination”) within the time frame specified in the Company’s certificate of incorporation, as described in the Company’s Prospectus relating to the Offering.  Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account on ____________, 20___ and to transfer the total proceeds into the trust checking account at JP Morgan Chase Bank, N.A. to await distribution to the Public Stockholders.  The Company has selected  __________2 as the record date for the purpose of determining the Public Stockholders entitled to receive their share of the liquidation proceeds.  You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the certificate of incorporation of the Company.  Upon the distribution of all the funds, your obligations under the Trust Agreement shall be terminated.

Very truly yours,

Grassmere Acquisition Corporation

By:
Name:
Title:

cc:  Lazard Capital Markets LLC

2 Insert date that is 24 months from the date of this Prospectus.

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place 8th Floor
New York, New York 10004
Attn: Steven G. Nelson

Re:           Trust Account No.       Tax Payment Withdrawal Instruction

Gentlemen:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between Grassmere Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of ________, 2011 (“Trust Agreement”), the Company hereby requests that you deliver to the Company $ ___________   of the interest income earned on the Property as of the date hereof.  Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement.  In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

Grassmere Acquisition Corporation

By:
Name:
Title:

cc:  Lazard Capital Markets LLC

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place 8th Floor
New York, New York 10004
Attn: Steven G. Nelson

Re:           Trust Account No.       Interest Withdrawal Instruction

Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Grassmere Acquisition Corporation (“Company”)  and Continental Stock Transfer & Trust Company (“Trustee”), dated as of _________, 2011 (“Trust Agreement”), this is to advise you that the Company hereby requests that you deliver to the Company $__________ of the interest, net of franchise and income taxes payable, earned on the Property as of the date hereof, which does not exceed, in the aggregate with all such prior disbursements pursuant to Section 1(k), if any, the maximum amount set forth in Section 1(k).

The Company needs such funds to cover working capital requirements.  In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

Grassmere Acquisition Corporation

By:
Name:
Title:

cc:  Lazard Capital Markets LLC

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place 8th Floor
New York, New York 10004
Attn: Steven G. Nelson

Re:           Trust Account No.       Early Redemption Withdrawal Instruction

Gentlemen:

Pursuant to Section 1(l) of the Investment Management Trust Agreement between Grassmere Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of ________, 2011 (“Trust Agreement”), this is to advise you that the Company hereby requests that you deliver to the Company $____________ to fund the Special Redemptions (as defined in the Trust Agreement).

In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

Grassmere Acquisition Corporation

By:
Name:
Title:

cc:  Lazard Capital Markets LLC

EXHIBIT F

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place 8th Floor
New York, New York 10004
Attn: Steven G. Nelson

Re:           Trust Account No.       Permitted Purchase of Shares Withdrawal Instruction

Gentlemen:

Pursuant to Section 1(m) of the Investment Management Trust Agreement between Grassmere Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of ________, 2011 (“Trust Agreement”), this is to advise you that the Company hereby requests that you deliver to the Company $____________ to fund the Permitted Purchases (as defined in the Trust Agreement).

In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

Grassmere Acquisition Corporation

By:
Name:
Title:

cc:  Lazard Capital Markets LLC